UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

Paymentus Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40429	45-3188251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11605 North Community House Road, Suite 300
Charlotte, North Carolina		28277
(Address of Principal Executive Offices)		(Zip Code)

(888) 440-4826 Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2026, Paymentus Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1. elected three Class II Directors nominated to serve on the Company’s Board of Directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified or their earlier death, resignation or removal;

2. ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026;

3. approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”); and

4. approved, on an advisory basis, every “one year” for the frequency with which stockholders will be provided future “say-on-pay” advisory votes on executive compensation.

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 62,936,502 shares of the Company’s Class A common stock and 62,852,835 shares of the Company’s Class B common stock issued and outstanding. Each share of Class A common stock was entitled to one vote on each matter properly brought before the Annual Meeting, and each share of Class B common stock was entitled to ten votes on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a single class. Votes representing approximately 97% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the three nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jody Davids	651,204,104	9,379,553	8,121,639
Adam Malinowski	649,273,539	11,310,118	8,121,639
Gary Trainor	645,710,319	14,873,338	8,121,639

Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
668,498,797	100,921	105,578	N/A

Item 3—Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
659,611,183	942,919	29,555	8,121,639

Item 4— Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders chose, on an advisory basis, every “One Year” as the frequency with which stockholders will be provided future “say-on-pay” advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
659,717,563	5,003	844,276	16,815	8,121,639

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMENTUS HOLDINGS, INC.

Date:	June 8, 2026	By:	/s/ Dushyant Sharma
Dushyant Sharma Chairman, President and Chief Executive Officer